Amendment No. RI0470E

AMENDMENT
TO THE
MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of July 20, 2009, between **FARM CREDIT SERVICES OF AMERICA, FLCA** ("Farm Credit") and **GREEN PLAINS SUPERIOR LLC, Superior, Iowa** (the "Company").

BACKGROUND

Farm Credit and the Company are parties to a Master Loan Agreement dated March 15, 2007 (such agreement, as previously amended, is hereinafter referred to as the "MLA"). Farm Credit and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

3. Section 11(B) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(B) Net Worth. The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of total assets over total liabilities (both as determined in accordance with GAAP consistently applied) of not less than: (i) $18,000,000.00 from June 30, 2009 through month ending February 28, 2010; (ii) $18,500,000.00 from March 1, 2010 through month ending May 31, 2010; (iii) $19,000,000.00 from June 1, 2010 through month ending August 31, 2010; (iv) $19,500,000.00 from September 1, 2010 through month ending November 30, 2010; (v) $20,000,000.00 from December 1, 2010 through month ending November 30, 2011; and (vi) $23,000,000.00 from December 1, 2011 and thereafter.

2. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA	**GREEN PLAINS SUPERIOR LLC**
By: ______________________	By: Todd Becker
Title: ______________________	Title: President + Chief Executive Officer
	Ron B Gillis
	EVP FINANCE, TREASURER

AH\http://sdapcodoc1:90/C4/00042209/Document Library/RI0470E Amend 07-20-09.DOC

Amendment No. RI0470E

**AMENDMENT
TO THE
MASTER LOAN AGREEMENT**

THIS AMENDMENT is entered into as of July 20, 2009, between **FARM CREDIT SERVICES OF AMERICA, FLCA** ("Farm Credit") and **GREEN PLAINS SUPERIOR LLC, Superior, Iowa** (the "Company").

BACKGROUND

Farm Credit and the Company are parties to a Master Loan Agreement dated March 15, 2007 (such agreement, as previously amended, is hereinafter referred to as the "MLA"). Farm Credit and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

3. Section 11(B) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(B) Net Worth. The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of total assets over total liabilities (both as determined in accordance with GAAP consistently applied) of not less than: (i) $18,000,000.00 from June 30, 2009 through month ending February 28, 2010; (ii) $18,500,000.00 from March 1, 2010 through month ending May 31, 2010; (iii) $19,000,000.00 from June 1, 2010 through month ending August 31, 2010; (iv) $19,500,000.00 from September 1, 2010 through month ending November 30, 2010; (v) $20,000,000.00 from December 1, 2010 through month ending November 30, 2011; and (vi) $23,000,000.00 from December 1, 2011 and thereafter.

2. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA	**GREEN PLAINS SUPERIOR LLC**
By: [signature]	By: ____________
Title: Vice President	Title: ____________

AH\http://sdnpcodoc1:90/C4/00042209/Document Library/RI0470E Amend 07-20-09.DOC